Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 — SUBSEQUENT EVENTS:

A. On January 23, 2024, the Company’s shareholders meeting resolved to increase the registered share capital of the Company by NIS 3,500,000, such that immediately following such increase, the registered share capital of the Company was NIS 4,000,000 consisting of 200,000,000 Ordinary Shares of the Company.

B. During January 2024, certain warrant holders exercised 605,452 pre-funded warrants and 132,116 series B warrants via a cashless mechanism for which they received 601,367 and 131,249 Ordinary Shares, respectively. Following the exercises above, there were no outstanding pre-funded warrants or series B warrants. See Note 9B above.

C. On February 1, 2024, the Company entered into a three-year lease agreement commencing on March 15, 2024 (the “Lease Agreement”), to move its corporate headquarters, including the offices and research and development facility, to 1 HaTahana Street, Menivim Tower, Kfar Saba 4453001 Israel where it will occupy approximately 6,340 square feet, plus an additional storage space of approximately 260 square feet and 12 parking spaces. The Company expect to complete the move to the new corporate headquarters in March 2024.

The monthly aggregate rental payment is NIS 71,000 plus VAT, as required under Israeli law. At the end of the term, the Company has an option to extend the lease for additional three years. In addition, the Company provided a bank guarantee in the amount of approximately NIS 248,000 to the Company’s landlords as part of the Lease Agreement.